SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2019

United Bankshares, Inc.

(Exact name of registrant as specified in its charter)

West Virginia	No. 002-86947	55-0641179
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 United Center

500 Virginia Street, East

Charleston, West Virginia 25301

(Address of Principal Executive Offices)

(304) 424-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $2.50 per share	UBSI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

United Bankshares, Inc. (“United” or the “Company”) held its Annual Meeting of Shareholders (the “Meeting”) on May 15, 2019 in Arlington, Virginia. At the Meeting, shareholders voted on the following three matters outlined in the Company’s proxy statement (the “Proxy Statement”): (1) to elect ten (10) persons to serve as directors of the Company for a one-year term expiring at the 2020 Annual Meeting; (2) to ratify the selection of Ernst & Young LLP, as the independent registered public accounting firm for the fiscal year ending December 31, 2019; and (3) to approve, on an advisory basis, the compensation of United’s named executive officers. The matters are described in detail in the Proxy Statement mailed to shareholders on or about April 1, 2019. The shareholders elected each of the ten (10) persons listed below as directors of the Company for a one-year term expiring at the 2020 Annual Meeting; ratified the selection of Ernst & Young LLP, as the independent registered public accounting firm for the fiscal year ending December 31, 2019; and approved, on an advisory basis, the compensation of United’s named executive officers. The voting results for the matters appear below.

Proposal 1. Election of Directors:

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes	Votes Uncast
Richard M. Adams	73,590,562	1,766,030	—	17,288,541	10,366
Peter A. Converse	73,826,183	1,530,409	—	17,288,541	10,366
Michael P. Fitzgerald	73,428,253	1,928,339	—	17,288,541	10,366
Theodore J. Georgelas	74,048,794	1,307,798	—	17,288,541	10,366
J. Paul McNamara	72,169,920	3,186,672	—	17,288,541	10,366
Mark R. Nesselroad	74,176,458	1,180,135	—	17,288,541	10,366
Albert H. Small, Jr.	75,067,785	288,807	—	17,288,541	10,366
Mary K. Weddle	74,034,711	1,321,881	—	17,288,541	10,366
Gary G. White	73,079,606	2,276,986	—	17,288,541	10,366
P. Clinton Winter	64,459,104	10,897,488	—	17,288,541	10,366

Proposal 2. Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2019:

For	Against	Abstentions	Broker Non-Votes	Votes Uncast
90,309,198	2,127,526	218,775	—	—

Proposal 3. Approval, on an advisory basis, the compensation of United’s named executive officers:

For	Against	Abstentions	Broker Non-Votes	Votes Uncast
73,279,954	1,394,415	692,589	17,288,541	—

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANKSHARES, INC.

Date: May 21, 2019	By:	/s/ W. Mark Tatterson

W. Mark Tatterson, Executive Vice
President and Chief Financial Officer